UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021

COMMUNITY BANKERS TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

9954 Mayland Drive, Suite 2100 Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ESXB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2021, the Board of Directors of Community Bankers Trust Corporation (the “Company”) approved a form of agreement for the performance-based restricted stock unit awards for its named executive officers under the Company’s 2019 Stock Incentive Plan.

For the 2021 awards that the Company issued, the vesting of the performance-based restricted stock units, and the corresponding issuance of shares of common stock, is based on the Company’s performance with respect to the return on average assets financial metric over a three-year measurement period ending December 31, 2023. If, at the end of the measurement period, the metric is at the 40th percentile of the peer group, 75% of the shares will vest. If the metric is at the 60th percentile, 100% of the shares will vest. If the metric is at the 80th percentile, 175% of the shares will vest. Vesting is pro rata between these percentile levels, and there is no vesting if the metric is below the 40th percentile.

The foregoing description is qualified in its entirety by reference to the full text of the form of agreement for the performance-based restricted stock unit awards, which is filed as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2021, the Company’s Board of Directors approved a new Section 3.3 to the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide for a majority voting standard in uncontested elections of directors. As a result of this amendment, a nominee for director in an uncontested election will be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. If a nominee for director who is an incumbent director is not re-elected to the Board in accordance with this majority voting requirement and no successor has been elected at such meeting of shareholders, such director must tender a written offer of resignation in accordance with the Company’s Corporate Governance Guidelines. This change will apply to the election of directors at the Company’s 2021 Annual Meeting of Shareholders.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws, effective March 19, 2021

10.1	Form of Performance-Based Restricted Stock Unit Award Agreement for Community Bankers Trust Corporation 2019 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: March 25, 2021	By:	/s/ John M. Oakey, III
John M. Oakey, III
Executive Vice President, General Counsel and Secretary